DELAWARE POOLED® TRUST
The International Equity Portfolio (“Fund”)

Supplement to the Fund’s Summary and Statutory Prospectuses
dated February 27, 2015

The Board of Trustees (the “Board”) responsible for the Fund approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Fund with and into the Mondrian International Equity Fund (the “Acquiring Fund”), a series of the Gallery Trust, which will be managed by Mondrian Investment Partners Limited, the current sub-advisor of the Fund. SEI Investments Global Funds Services serves as the administrator of the Gallery Trust, and SEI Investments Distribution Co. acts as the principal underwriter for the shares of the Gallery Trust.

The Board has determined that it is in the best interest of the Fund and its shareholders to approve the submission of the Plan to shareholders of the Fund under which substantially all of the assets and liabilities of the Fund would be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund (the “Reorganization”).  The Acquiring Fund’s investment objective, strategies, and policies are substantially similar to those of the Fund.  Both the Fund and the Acquiring Fund seek long-term total return.   The Reorganization is intended to be a tax-free transaction.

 It is anticipated that during the first quarter of 2016, the Fund’s shareholders will receive a proxy/prospectus providing them with information about the Reorganization and the Acquiring Fund. The Fund will continue to accept purchases from existing shareholders (including reinvested dividends and capital gains) until the last business day before the Reorganization.

Once the registration statement to be filed with the Securities and Exchange Commission (“SEC”) becomes effective, please call 800-231-8002 to receive a free copy of a proxy statement/prospectus (which contains important information about fees, expenses and risk considerations) relating to the proposed reorganization.  The proxy statement/prospectus will also be available for free on the SEC’s website (www.sec.gov).  Please read the proxy statement/prospectus carefully before making any investment decisions.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy.

Neither Delaware Management Company nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (“MBL”). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Please keep this Supplement for future reference.

This Supplement is dated December 11, 2015.